                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 -----------------------------------------------


         This Second Amendment to Loan and Security Agreement ("Amendment") is made this 5th day of September, 2003 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation, ("Lender"), 1735 Market Street, 6th Floor, Philadelphia, PA 19103, and STONEPATH GROUP, INC., a Delaware corporation ("Stonepath"), CONTRACT AIR, INC., a Minnesota corporation ("Contract Air"), DISTRIBUTION SERVICES, INC., a Minnesota corporation ("Distribution Services"), GLOBAL CONTAINER LINE, INC., a Washington corporation ("Global Container"), M.G.R., INC., d/b/a AIR PLUS LIMITED, a Minnesota corporation ("Air Plus"), NET VALUE, INC., a Delaware corporation ("Net Value"), STONEPATH LOGISTICS DOMESTIC SERVICES, INC., a Delaware corporation ("Logistics"), STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc., a Virginia corporation ("Government Services"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation ("International Services I"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a Global Transportation Services, Inc., a Washington corporation ("International Services II"), STONEPATH OPERATIONS INC., a Delaware corporation ("Operations"), and UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC., a Michigan corporation ("United American", and together with Stonepath, Contract Air, Distribution Services, Global Container, Air Plus, Net Value, Logistics, Government Services, International Services I, International Services II, and Operations, collectively the "Loan Parties" and individually each a "Loan Party").

                                   BACKGROUND
                                   ----------

         A. Loan Parties and Lender are parties to a certain Loan and Security Agreement dated as of May 15, 2002 (as it may otherwise heretofore have been and may hereafter be modified and amended from time to time, the "Loan Agreement") pursuant to which Loan Parties established certain financing arrangements with Lender, including a Revolving Loan facility and a Letter of Credit subfacility. The Loan Agreement and the Other Agreements (as defined in the Loan Agreement) are referred to herein collectively as the "Existing Credit Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Loan Parties and Lender have agreed that certain modifications should be made to the terms and provisions of the Loan Agreement on the terms and conditions and according to the provisions of this Amendment.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Acknowledgement of Lender Merger. All references to LaSalle Business Credit, Inc. contained in the Existing Credit Documents are hereby deemed to read "LaSalle Business Credit, LLC" as a result of the merger of LaSalle Business Credit, Inc. into LaSalle Business Credit, LLC.

         2. Amendments to Loan Agreement. Upon the satisfaction of the Effectiveness Conditions, the Loan Agreement shall be amended as follows:

               (a). Amendments to Definitions - New Definition. Section 1 of the Loan Agreement shall be amended by adding the following new definition thereto in the proper alphabetical places:

             "Equity Issuance Earn-Out Offset Amount" shall mean, with respect to any fiscal measurement period during which either (x) Loan Parties have made any Domestic Earn-Out Payment and/or (y) Stonepath or any Domestic Subsidiary has made any loans to and/or investments in a Foreign Subsidiary to make a Foreign Earn-Out Payment, an amount equal to the lesser of (i) the sum of (A) the amount of the cash proceeds of any issuance of the shares of capital stock of Stonepath permitted under the terms and provisions of this Agreement (specifically including without limitation, Section 13(d)(i)) that were received by Stonepath within 12 calendar months prior to the date of the earliest occurring such Domestic Earn-Out Payment or loans to and/or investments in a Foreign Subsidiary in respect of a Foreign Earn-Out Payment made during such fiscal measurement period minus (B) the amount of any such cash proceeds that were designated by Loan Parties as Reserved Outside Source Funds or (ii) the amount of such Domestic Earn-Out Payments and loans to and/or investments in any Foreign Subsidiaries in respect of any Foreign Earn-Out Payments made during such fiscal measurement period.

               (b). Amendments to Definitions - Revisions to Existing Definitions. Section 1 of the Loan Agreement shall be amended by deleting each of the following definitions in its entirety and replacing each such definition as follows:

             "Cash Flow Coverage Ratio" shall mean, with respect to any fiscal measurement period, the ratio of (i) Consolidated EBITDA for such fiscal measurement period to (ii) the sum of (x) the Debt Service for such fiscal measurement period minus (y) any Equity Issuance Earn-Out Offset Amount applicable to such fiscal measurement period.

             "Maximum Loan Limit" shall mean, at any time, an amount equal to $20,000,000.

             "Reserved Outside Source Funds" shall mean up to fifty percent (50%) of the aggregate cash proceeds of equity issuances and Subordinated Debt obtained by Stonepath after the Closing Date which is permitted to be so obtained under the terms hereof and is segregated and reserved for the purpose of acquiring, or providing working capital to, a Foreign Subsidiary, provided that, any such proceeds of any such equity issuances and/or Subordinated Debt which Loan Parties elect to have treated as "Reserved Outside Source Funds" under this definition for the purposes of this Agreement must be designated as Reserved Outside Source Funds and segregated and reserved from all of Loan Parties' other funds and assets immediately upon receipt of such proceeds by any Loan Party and must thereafter at all times remain so designated, segregated and reserved.

               (c). Amendments to Loan Agreement - Specific Sections.

                    (i). Amendment of Prepayment Fee. Section 4(c)(iii) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

             Prepayment Fee: In the event that (except as otherwise provided in Subsection 4(c)(viii) below) Loan Parties prepay all of the Liabilities hereunder, including all of the principal outstanding under the Revolving Loans, and elect to terminate this Agreement prior to the last day of the Term, which Loan Parties may elect to do at any time but only upon 90 days prior written notice to Lender, Loan Parties shall pay to Lender a prepayment fee ("Prepayment Fee") in United States Dollars equal to (i) 1.0% of the Maximum Loan Limit if such prepayment occurs on or prior to the second anniversary of the Closing Date, and (ii) 0.5% of the Maximum Loan Limit if such prepayment occurs after the second anniversary of the Closing Date but prior to the last day of the Term.

                    (ii). Amendment Concerning Carrier Confirmation Agreements.
Section 12(k) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

             Carrier Confirmation Agreements.
             --------------------------------
                    Loan Parties shall use all reasonable efforts to obtain
             Carrier Confirmation Agreements with each of the common carriers with whom any Loan Party arranges for the provision of common carriage services of behalf of such Loan Party's customers by (x) amending each existing contract or agreement between any Loan Party and any such common carrier at the time of the next renewal thereof following the effective date of the Second Amendment to Loan and Security Agreement executed by and among Lender and Loan Parties to include, and/or (y) requiring that any new contract or agreement between any Loan Party and any such common carrier include, the following language:

                    "Carrier's billings to and accounts receivable owing from
             [Name of Applicable Loan Party] for transportation services are and will be solely the responsibility of [Name of Applicable Loan Party] to pay and Carrier will look solely to [Name of Applicable Loan Party] for the payment of all outstanding invoices from time to time provided hereunder. Neither this Agreement nor any other understanding (written or oral) is intended to grant or provide to Carrier any right, lien, claim (whether or not in trust) or other interest of any kind, legal or equitable, in any existing and future billings of [Name of Applicable Loan Party] to its customers and/or accounts receivable owing to [Name of Applicable Loan Party] from its customers or in any payments received by [Name of Applicable Loan Party] from its customers in respect of such billings and/or accounts receivable.".

                    (iii). Amendment of Termination Date. Section 10 of the Loan Agreement shall be amended by deleting the first sentence of such section in its entirety and replacing it as follows:

                    THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF
             UNTIL THE DATE OF THE THIRD ANNIVERSARY OF THE CLOSING DATE (THE "TERM") UNLESS (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR (B) LOAN PARTIES ELECT TO TERMINATE THIS AGREEMENT AT ANY TIME BY GIVING LENDER AT LEAST NINETY BUSINESS DAYS NOTICE OF SUCH ELECTION AND BY PAYING ALL OF THE LIABILITIES IN FULL (INCLUDING ANY APPLICABLE BREAKAGE COST OR PREPAYMENT FEE) AND BY EITHER (X) PROVIDING CASH COLLATERAL IN AN AMOUNT EQUAL TO 105% OF THE UNDRAWN FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT OR (Y) OBTAINING THE AGREEMENT OF ALL BENEFICIARIES ON EACH OF THE OUTSTANDING LETTERS OF CREDIT TO THE TERMINATION THEREOF AND ALSO DELIVERING ALL ORIGINAL COPIES OF EACH SUCH LETTER OF CREDIT TO LENDER.

         3. Amendment Fee. Loan Parties covenant and agree that, in consideration for the consent and accommodations provided for herein, Loan Parties shall pay to Lender a fee of Fifteen Thousand Dollars ($15,000) (the "Amendment Fee"), which fee shall be due and payable and fully earned and non-refundable on the date of the execution of this Amendment.

         4. Representations and Warranties. Each Loan Party represents and warrants to Lender that:

                    (i). All warranties and representations made to Lender under the Loan Agreement and the other Existing Credit Documents are true and correct as to the date hereof.

                    (ii). The execution and delivery by each Loan Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar entity governance documents of such Loan Party, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Loan Party is a party or by which the property of such Loan Party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Loan Party.

                    (iii). This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Loan Party in accordance with its respective terms.

                    (iv). No Event of Default, or event or circumstance that with the giving of notice or passage of time or both would become an Event of Default, has occurred under the Loan Agreement or any of the other Existing Credit Documents.

                    (v). The name, office and signature of the officer(s) of each Loan Party signing this Amendment have previously been certified to Lender in the incumbency and signature certificates of such Loan Party heretofore delivered to Lender.

         5. Confirmation of Security Interest. As security for the payment of all Loans now or in the future made by Lender to Loan Parties hereunder and for the payment or other satisfaction of all other Liabilities, each Loan Party hereby reconfirms the assignment and grant of a continuing perfected first priority (subject only to Permitted Liens which Lender has expressly agreed may be senior to the security interests of Lender) lien and security interest in and to the Collateral (specifically including the Property described in Section 5 of the Loan Agreement), whether now owned or hereafter acquired, created or arising and wherever located, granted to Lender by such Loan Party under the Existing Credit Documents. Each such Loan Party hereby confirms and agrees that all such security interests and liens granted to Lender under the Existing Credit Documents continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and liens upon the Collateral.

         6. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent, all documents to be in form and substance acceptable to Lender (the "Effectiveness Conditions"):

                (a). Execution and delivery of this Amendment by all parties hereto;

                (b). Execution and delivery of a Third Amended and Restated Revolving Note reflecting the increase in the Maximum Loan Limit provided for in
Section 2 above;

                (c). Payment to Lender of the Amendment Fee plus all fees and expenses (specifically including without limitation attorneys' fees) ncurred in relation to the preparation and execution of this Amendment;

                (d). Delivery of a certified copy of the resolutions and/or written actions or consents of the boards of directors of each Loan Party authorizing the execution of this Amendment and the performance of the transactions contemplated hereby; and

                (e). To the extent that the name, office and signature of the officer(s) of any Loan Party signing this Amendment or any of the certificates or other documents contemplated hereby do not currently appear in the incumbency and signature certificates of such Loan Party heretofore delivered to Lender, Lender shall have received, in form and substance satisfactory to it, certificates as to the incumbency and signature of such officer(s).

         7. Confirmation of Indebtedness. Loan Parties hereby acknowledge and confirm that as of the close of business on September 4, 2003, they are each, jointly and severally, indebted to Lender, without defense, setoff, claim or counterclaim under the Existing Credit Documents, in the aggregate principal amount of $11,449,800.00 for Revolving Loans, plus unpaid interest accrued on such principal amount, plus all reasonable fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Existing Credit Documents. Loan Parties also acknowledge that the aggregate undrawn face amount of all Letters of Credit outstanding as of September 4, 2003 is $160,000.00.

         8. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Existing Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

         9. Amendment as Loan Document. Loan Parties hereby acknowledge and agree that this Amendment constitutes an "Other Agreement" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Loan Parties under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

         10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

         11. Waiver of Jury Trial. EACH LOAN PARTY AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTES, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY A LOAN PARTY OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN A LOAN PARTY AND A LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         12. Successors and Assigns. This Amendment, along with each of the Existing Credit Documents, shall be binding upon and shall benefit Loan Parties and Lender and their respective successors and permitted assigns (as permitted under the Loan Agreement).

         13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Loan and Security Agreement as of the date first written above.


                                                 LENDER:

                                                 LASALLE BUSINESS CREDIT, LLC

                                                 By:  William H. Moul, Jr.
                                                     ---------------------------
                                                 Name: William H. Moul, Jr.
                                                 Title: Assistant Vice President



                    [Signatures Continued on Following Page]

       [Signature Page S-1 to Stonepath Second Amendment - September 2003]

                                  LOAN PARTIES:



STONEPATH GROUP, INC.                      STONEPATH LOGISTICS DOMESTIC SERVICES, INC.


BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer

CONTRACT AIR, INC.                         STONEPATH LOGISTICS GOVERNMENT
                                           SERVICES, INC., f/k/.a Transport Specialists, Inc.

BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer

DISTRIBUTION SERVICES, INC.                STONEPATH LOGISTICS INTERNATIONAL
                                           SERVICES, INC, a Delaware Corporation

BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer

GLOBAL CONTAINER                           STONEPATH LOGISTICS INTERNATIONAL
LINE, INC.                                 SERVICES, INC., f/k/a/ Global Transportation
                                           Services, Inc., a Washington Corporation

BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer

M.G.R. INC., d/b/a AIR PLUS LIMITED        STONEPATH OPERATIONS, INC.


BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer

                                           UNITED AMERICAN ACQUISITIONS
NET VALUE, INC.                            AND MANAGEMENT, INC. d/b/a UNITED
                                           AMERICAN FREIGHT SERVICES, INC.,

BY:      Bohn H. Crain                     BY:      Bohn H. Crain
  --------------------------                  ---------------------------
Name:    Bohn H. Crain                     Name:    Bohn H. Crain
Title:   Treasurer                         Title:   Treasurer






       [Signature Page S-2 to Stonepath Second Amendment - September 2003]